                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted)
[X] Definitive Proxy Statement by Rule 14a-6(e)(2)
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-12


BLUE RHINO CORPORATION
(Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(5) Total fee paid:
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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
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(4) Date Filed:
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


LOGO

                             BLUE RHINO CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 2001


Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders (together with any adjournment thereof, the "Annual Meeting") of Blue Rhino Corporation (the "Company") which will be held on Tuesday, December 18, 2001 at the Village Conference Center, 6205 Ramada Drive, Clemmons, North Carolina, at 10:30 a.m.

         At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

         1. Election of two Class A Directors to hold office until the Annual Meeting of Stockholders for the fiscal year ending July 31, 2004;

         2. Authorization of amendment to the Company's 1998 Stock Incentive Plan to increase the number of shares of Common Stock reserved and available for distribution from 2,200,000 to 3,200,000;

         3. Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending July 31, 2002; and

         4.       Any other business that may properly come before the Annual
                  Meeting.

         Only stockholders of record at the close of business on the record date of October 31, 2001 are entitled to vote their shares at the Annual Meeting. A list of stockholders entitled to vote will be available for inspection during regular business hours at the executive offices of the Company at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104 for 10 days prior to the Annual Meeting.

         Your vote is important. A proxy card is enclosed for the convenience of those stockholders who do not plan to attend the Annual Meeting in person but desire to have their shares voted. If you do not plan to attend the Annual Meeting, please complete and return the proxy card in the envelope provided for that purpose. If you return your card and later decide to attend the Annual Meeting in person or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

                                           By Order of the Board of Directors

                                           /s/ Billy D. Prim

                                           Billy D. Prim
                                           Chairman of the Board, President
                                           and Chief Executive Officer

Winston-Salem, North Carolina
November 30, 2001

                             BLUE RHINO CORPORATION
                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104


                               PROXY STATEMENT FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 2001

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Rhino Corporation (the "Company" or "Blue Rhino") for use at the Company's Annual Meeting of Stockholders for the fiscal year ended July 31, 2001, and any adjournment thereof (the "Annual Meeting"), to be held on December 18, 2001 at the Village Conference Center, 6205 Ramada Drive, Clemmons, North Carolina, at 10:30 a.m. This proxy statement and the accompanying materials are being mailed to the Company's stockholders beginning on or about November 30, 2001.


                                     GENERAL

CAPITAL STOCK

         The Company's authorized capital stock consists of 100,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock"), and 20,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock"), of which 3,133,333 have been designated Series A Convertible Preferred Stock ("Series A Preferred Stock"). (The Common Stock and the Preferred Stock are also referred to collectively in these proxy materials as the "capital stock"). As of October 31, 2001, there were 9,299,654 shares of Common Stock outstanding and 2,850,000 shares of Series A Preferred Stock outstanding.

STOCKHOLDERS ENTITLED TO VOTE

         Only stockholders of record at the close of business on the record date of October 31, 2001 are entitled to vote their shares at the Annual Meeting. Each outstanding share of Common Stock and each outstanding share of Series A Preferred Stock is entitled to one vote.

VOTING

         Holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock (considered together as a single voting group) present in person or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum to conduct business. Assuming the existence of a quorum at the Annual Meeting, the vote required to approve each proposal is set forth below:



-  Proposal 1, "Election of Directors"       A plurality of the votes cast by
                                             the holders of shares of Common
                                             Stock and Series A Preferred Stock,
                                             considered together as a single
                                             voting group;

-  Proposals 2 and 3 and any other           Affirmative vote of holders of a
   matters to come before the Annual         majority of shares of Common Stock
   Meeting                                   and Series A Preferred Stock,
                                             considered together as a single
                                             voting group, present in person
                                             or represented by proxy and
                                             entitled to vote at the Annual
                                             Meeting.

         Abstentions and non-votes by banks, brokerage houses, custodians, nominees and other fiduciaries ("broker non-votes") will be counted for the purpose of determining whether a quorum is present, but broker non-votes will not be included for purposes of determining whether stockholder approval of a matter has been obtained. Because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions will have the same effect as negative votes for Proposals 2 and 3 in this proxy statement.

PROXIES

         If a stockholder properly completes and returns the accompanying proxy card, the shares represented by the proxy will be voted as the stockholder directs. IF THE PROXY CARD IS PROPERLY SIGNED AND RETURNED BUT NO INSTRUCTIONS ARE GIVEN BY THE STOCKHOLDER, THE SHARES WILL BE VOTED BY THE PROXIES NAMED HEREIN FOR THE ELECTION OF THE CLASS A DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 and 3.

         A stockholder may revoke a proxy at any time before it is voted by filing a signed notice of revocation with the Secretary of the Company or by returning a properly completed proxy card bearing a later date. In addition, a stockholder may revoke a proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

         The Company intends to request that banks, brokerage houses, custodians, nominees and other fiduciaries forward copies of these proxy materials to those persons for whom they hold shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies in person or by telephone. Such officers and employees will not receive any specific compensation for such services. The cost of preparing, assembling, mailing and soliciting proxies and other miscellaneous expenses related thereto will be borne by the Company.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Second Amended and Restated Certificate of Incorporation, as amended (the "Charter"), provides that the Board of Directors of the Company shall consist of not less than three members nor more than nine members, and the Board has set the number of members at nine. The nine directors are divided into Class A, Class B and Class C, with each class comprised of three directors to serve a three-year staggered term. Two Class A Directors will be elected at the Annual Meeting, each of whom will be elected to serve until the annual stockholders meeting for the fiscal year ending July 31, 2004 and his successor is elected and qualified, or until his earlier resignation or removal. There is currently one vacancy in the Class A Directors, caused by Mr. Duchossois' decision not to stand for re-election. A replacement has not yet been found to fill the vacancy. Assuming the election of the remaining nominees for Class A Director named in the proxy statement, there will be one vacancy that the Board intends to fill, pursuant to Blue Rhino's Charter and bylaws, following identification of a qualified nominee.

         Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee should become unable to serve as a director prior to the Annual Meeting, the persons authorized by your proxy will vote for the election of a substitute nominee recommended by the Board of Directors in place of that nominee or to reduce the number of persons to be elected by the number of persons unable to serve (subject to the Charter requirement that each class be as nearly equal in number as possible). Proxies may not be voted for a greater number of persons than the number of nominees named in the proxy statement.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK VOTE FOR THE ELECTION OF MESSRS. PRIM AND FILIPOWSKI. PROXIES WILL BE VOTED FOR THE NOMINEES NOMINATED BY THE BOARD OF DIRECTORS UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

INFORMATION CONCERNING NOMINEES FOR ELECTION

         Certain information as to each of the two nominees for election as a Class A Director is set forth below. The information appearing below and certain information regarding beneficial ownership of securities by such nominees contained in this proxy statement has been furnished to the Company by the nominees.

NOMINEE                    AGE           BIOGRAPHICAL INFORMATION
-------                    ---           ------------------------
Billy D. Prim              45       Mr. Prim co-founded Blue Rhino Corporation
                                    in March 1994 and has served as its Chief
                                    Executive Officer and Chairman since its
                                    incorporation and as its President since
                                    January 1996. Mr. Prim also serves as
                                    president and chief executive officer and is
                                    a 51% stockholder of American Oil and Gas,
                                    Inc., a North Carolina-based holding
                                    company. Until April 1995, American Oil and
                                    Gas, Inc. was a distributor of propane gas,
                                    home heating oil, diesel fuel and kerosene.
                                    Mr. Prim also serves as a director of
                                    Southern Community Bank & Trust.

Andrew J. Filipowski       51       Mr. Filipowski co-founded Blue Rhino
                                    Corporation in March 1994 and has served as
                                    its Vice Chairman since May 1994. Mr.
                                    Filipowski is the founder and chairman of
                                    divine, inc. (formerly Platinum Venture
                                    Partners, Inc.), a holding company with
                                    interests in information technology, venture
                                    capital, software and software services and
                                    media-related enterprises. Mr. Filipowski
                                    was a co-founder of Platinum Technology
                                    International, Inc. and served as its
                                    chairman of the board, president and chief
                                    executive officer from its formation in
                                    April 1987 until its sale to Computer
                                    Associates, Inc. in March 1999.

INFORMATION CONCERNING CONTINUING DIRECTORS

         Certain information as to each director who will continue in office is set forth below. The information appearing below and certain information regarding beneficial ownership of securities by such directors contained in this proxy statement has been furnished to the Company by the directors.

CONTINUING CLASS B DIRECTORS TO SERVE UNTIL ANNUAL MEETING FOR THE FISCAL YEAR ENDING JULY 31, 2002

DIRECTOR                   AGE                  BIOGRAPHICAL INFORMATION
--------                   ---                  ------------------------
Richard A. Brenner         38       Mr. Brenner has served as a director since
                                    August 1998. Mr. Brenner has been the
                                    president of Amarr Company, a manufacturer
                                    and distributor of garage doors, since July
                                    1993.

Robert J. Lunn             51       Mr. Lunn has served as one of the Company's
                                    directors since December 1999. Mr. Lunn is
                                    the founder, managing partner and chief
                                    investment officer of Lunn Partners LLC, a
                                    private investment banking firm established
                                    in 1996. Prior to establishing Lunn
                                    Partners, Mr. Lunn was a managing director,
                                    member of the operating committee and head
                                    of the financial services division at Lehman
                                    Brothers Holdings Inc. Mr. Lunn also serves
                                    as a director of Shaw Industries, Inc.

John H. Muehlstein         46       Mr. Muehlstein has served as one of the
                                    Company's directors since September 1995.
                                    Since 1986, Mr. Muehlstein has been a
                                    partner of the law firm of Pedersen & Houpt,
                                    P.C. Mr. Muehlstein also serves as a
                                    director of SpinCycle, Inc.

CONTINUING CLASS C DIRECTORS TO SERVE UNTIL ANNUAL MEETING FOR THE FISCAL YEAR ENDING JULY 31, 2003

DIRECTOR           AGE                       BIOGRAPHICAL INFORMATION
--------           ---                       ------------------------
Steven D. Devick   49      Mr. Devick has served as one of the Company's
                           directors since May 1994. Mr. Devick is a co-founder
                           of Platinum Entertainment, Inc. and served as its
                           chairman of the board and chief executive officer
                           from January 1992 until June 2000. Mr. Devick is also
                           the founder of DDE, Inc., a management company, and
                           has served as its chairman of the board and chief
                           executive officer since 1988.

Mark Castaneda     37      Mr. Castaneda has served as the Company's Chief
                           Financial Officer since November 1997, Secretary
                           since February 1998 and as a director since September
                           1998. Prior to joining the Company, Mr. Castaneda
                           served as the vice president of finance and the chief
                           financial officer for All Star Gas Corporation from
                           July 1995 until October 1997, as a director of
                           planning and controller of Skelgas Propane, Inc. from
                           May 1991 to July 1995, and as a certified public
                           accountant with Deloitte & Touche LLP from November
                           1988 to July 1990.

David Warnock      43      Mr. Warnock has served as the Company's Preferred
                           Stock Director (as defined below) since September 7,
                           2000. Mr. Warnock is a founding member and managing
                           partner of Cahill Warnock & Company, LLC, a private
                           investment management firm established in 1995. Prior
                           to founding Cahill Warnock, Mr. Warnock spent 12
                           years at T. Rowe Price Associates in a variety of
                           investment management positions. Mr. Warnock also
                           serves as a director of Children's Comprehensive
                           Services, Inc., Environmental Safeguards, Inc.,
                           Concorde Career Colleges, Inc., Touchstone Applied
                           Science Technologies, Inc. and ELLIS.

         Pursuant to an Amended and Restated Stockholders Agreement dated October 25, 2000, each holder of Series A Preferred Stock has agreed to vote all voting securities of the Company over which such holder has voting control and to take all other action within such holder's control to cause one designee of Camden Partners Strategic Fund II-A, L.P. (formerly known as Cahill, Warnock Strategic Partners Fund II A, L.P.) (for as long as Camden Partners Strategic Fund II-A, L.P. or its affiliate holds a majority of the outstanding shares of Series A Preferred Stock) to be elected to the Board of Directors (the "Preferred Stock Director"). See "Beneficial Ownership of Directors, Executive Officers and Certain Beneficial Owners," below. David L. Warnock, a Class C Director, currently serves as the Preferred Stock Director. Messrs. Prim and Filipowski are brothers-in-law.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has standing Executive, Compensation and Audit Committees. The Board does not have a nominating committee, and the Board performs the functions that such committee would otherwise perform. Stockholders may nominate candidates for election to the Board, provided that the nomination is submitted in accordance with applicable procedures. See "Stockholder Proposals," below.

         The Executive Committee, consisting of Messrs. Brenner, Filipowski and Prim, makes recommendations to the Board of Directors concerning matters of strategic planning and operational management of the Company and has the power, subject to certain statutory limitations, to address matters on behalf of the Board of Directors which require attention between meetings of the Board of Directors. The Compensation Committee, consisting of Messrs. Brenner and Devick, establishes the salary and incentive compensation for the Company's Chief Executive Officer and, based on recommendations from the Chief Executive Officer, for each of the Company's other executive officers and key employees. The Compensation Committee also administers the Company's employee and director stock incentive plans. The Audit Committee, consisting of Messrs. Brenner, Lunn, Warnock and Muehlstein, makes recommendations to the Board of Directors concerning the Company's independent accountants, reviews the results and scope of the audit and other accounting-related services, and reviews and evaluates the Company's internal control functions.

MEETINGS

         The Board of Directors held five meetings during fiscal 2001. The Executive Committee held no meetings, the Compensation Committee held two meetings, and the Audit Committee held five meetings during fiscal 2001. All members of the Board of Directors attended at least 75% of the aggregate of all of the meetings of the Board of Directors and of each committee on which such member served during fiscal 2001.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is comprised of four directors who are considered independent under applicable National Association of Securities Dealers rules. The Committee operates under a written charter adopted by the Board in May 2000.

         As noted above, the primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee annually reviews and recommends to the Board the selection of the Company's independent accountants, subject to stockholder ratification.

         Management is responsible for preparing the Company's financial statements. The independent accountants are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

         Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2001 for filing with the Commission.

         Respectfully submitted by the Audit Committee of the Board of
Directors:


AUDIT COMMITTEE

David Warnock
Robert J. Lunn
Richard A. Brenner
John H. Muehlstein

                              DIRECTOR COMPENSATION

         In order to enhance its ability to attract, retain and motivate qualified non-employee directors, the Company adopted the Amended and Restated Stock Option Plan for Non-Employee Directors (the "Director Option Plan") effective May 18, 1998. The Company has reserved 400,000 shares of Common Stock for issuance under the Director Option Plan. The Company's seven non-employee directors are eligible to participate in the plan. Directors currently receive no cash compensation for their service on the Board of Directors or on Board committees. The Director Option Plan was amended and restated effective October 31, 2001 in order to further its purposes of attracting and retaining persons of exceptional ability to serve on the Board. As amended effective October 2001, the Director Option Plan provides that each director will receive an option to purchase 12,000 shares of Common Stock on the first business day after each annual meeting of stockholders. For each meeting fewer than four that the director attends between the date the option is granted and the date of the next annual meeting of the stockholders, 3,000 of the shares of Common Stock subject to the option shall be forfeited; provided, that, if a director fails to attend at least two Board meetings during such period, all of the shares of Common Stock subject to the option shall be forfeited. As also amended effective October 2001, the Director Option Plan provides that each non-employee director serving on the Executive Committee, Compensation Committee and/or Audit Committee shall receive an option grant for 1,000 shares for each respective committee meeting attended.

         The exercise price for options granted under the plan is equal to the fair market value per share of the Common Stock on the grant date. These options vest ratably on each of the first three anniversaries of the grant date, and each option is exercisable for a period of 10 years from the grant date (unless terminated earlier due to termination of service). Options granted under the Director Option Plan are nonqualified and thus are not "incentive stock options," as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee of the Board of Directors or the Board may administer the Director Option Plan. In the event of a stock dividend, stock split, recapitalization or other similar event, the outstanding options and the number of shares reserved for issuance shall be automatically adjusted.


                    INFORMATION CONCERNING EXECUTIVE OFFICERS

         Certain information as to executive officers of the Company not identified above is set forth below. Executive officers are appointed by and serve at the pleasure of the Board. The information appearing below and certain information regarding beneficial ownership of securities by such executive officers contained in this proxy statement has been furnished to the Company by the executive officers.

EXECUTIVE OFFICER          AGE                  BIOGRAPHICAL INFORMATION
-----------------          ---                  ------------------------

Richard E. Belmont          41      Mr. Belmont has served as the Company's Vice
                                    President of Marketing since August 1998 and served as the Company's Vice President of Sales and Marketing from March 1995 to
                                    August 1998. Prior to joining the Company,
                                    Mr. Belmont was a product planning manager and a product manager with the Char-Broil
                                    Division of W.C. Bradley Co. from January
                                    1991 to March 1995. Mr. Belmont is currently the Chairman of the Barbecue Industry
                                    Association of America.

Jerald D. Shadley           54      Mr. Shadley has served as the Chief
                                    Operating Officer of QuickShip, Inc., a
                                    wholly-owned subsidiary of the Company,
                                    since December 2000, and served as the
                                    Company's Vice President of Sales from
                                    August 1998 until December 2000. Prior to joining the Company, Mr. Shadley served as vice president of sales and marketing for McCulloch Corp., a consumer products company, from January 1996 to May 1998. Mr.
                                    Shadley was also executive vice president, sales and marketing, from July 1994 to January 1996 and vice president, sales and marketing, from April 1991 to July 1994 for Homelite, Inc.

Brent Boydston              32      Mr. Boydston has served as the Company's
                                    Vice President of Sales since January 2001.
                                    Mr. Boydston joined Blue Rhino in February
                                    2000 as a director of sales. From May 1994 until April 1997, he was an assistant buyer for Sears, Roebuck and Company, and from April 1997 until February 2000, he was senior national account manager of Ryobi
                                    Outdoor Products, Inc., a manufacturer and distributor of hand-held lawn and garden products.

Bob Travatello              38      Mr. Travatello has served as the Company's
                                    Vice President and Chief Information Officer since January 2001. From October 1996 until
                                    October 1999, he served as the Company's
                                    Director of Management Information Systems, and from October 1999 until January 2001, he served as the Company's Senior Director of Management Information Systems.

Mac McQuilkin               54      Mr. McQuilkin has served as President and
                                    Chief Executive Officer of Uniflame
                                    Corporation, a wholly-owned subsidiary of the Company, since April 2000, and served as president and chief executive officer of its predecessor, Uniflame, Inc., import and design companies, from 1990 until April
                                    2000.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company for the fiscal years ended July 31, 2001, 2000 and 1999 to the Company's Chief Executive Officer and four other most highly compensated executive officers at the end of fiscal 2001 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                                LONG-TERM
                                                                                              COMPENSATION          ALL OTHER
                                                   ANNUAL COMPENSATION                           AWARDS           COMPENSATION
                                                   -------------------                        ------------        ------------

NAME AND PRINCIPAL                                                           OTHER ANNUAL    SHARES UNDERLYING
POSITION                         YEAR     SALARY ($)        BONUS           COMPENSATION ($)      OPTIONS #
------------------               ----     ----------      ---------         ---------------  ------------------
Billy D. Prim                    2001     $381,641       $49,950 (1)        $    --             200,000           $115,351 (2)
   President and                 2000      371,163            --                 --              90,000             93,163
   Chief Executive Officer       1999      288,923            --                 --              60,000                --


Mark Castaneda                   2001     $161,731       $49,950 (1)        $    --             135,000           $  4,852 (4)
   Secretary and Chief           2000      163,192            --             77,459 (3)          70,000              2,900
   Financial Officer             1999      138,359            --                 --              36,796                --


Richard E. Belmont               2001     $130,203       $49,950 (1)        $    --              85,000           $  2,286 (4)
   Vice President of             2000      124,563            --                 --              35,000              2,593
   Marketing                     1999      118,322            --                 --              24,000                 --


Mac McQuilkin                    2001     $260,012       $10,950 (1)        $    --              70,800           $  5,250 (4)
   President and Chief           2000       10,012            --                 --                  --                 --
   Executive Officer             1999           --            --                 --                  --                 --
   Uniflame Corporation

                                                                                                      LONG-TERM
                                                                                                    COMPENSATION
                                                 ANNUAL COMPENSATION                                   AWARDS
                                                -----------------------                          ------------------
  NAME AND PRINCIPAL                                                            OTHER ANNUAL      SHARES UNDERLYING     ALL OTHER
      POSITION                         YEAR     SALARY($)      BONUS($)       COMPENSATION($)        OPTIONS(#)      COMPENSATION($)
      --------                         ----     ---------      --------       ---------------    ------------------  ---------------
Jerald D. Shadley                      2001     $151,914       $     --        $     --                 90,000          $ 4,563 (4)
   Chief Operating Officer             2000      143,931             --              --                 45,000            1,200
   QuickShip, Inc.                     1999      132,247             --          40,000 (5)             24,000               --

-------
(1) Reflects incentive bonuses earned by the respective Named Officers in fiscal 2001. See "Compensation Committee Report," below.
(2) Includes supplemental retirement amounts of $110,043 and $90,000 for fiscal 2001 and 2000, respectively, accrued for Mr. Prim under his employment agreement with the Company, and Company contributions of $5,308 and $3,163, respectively under the Blue Rhino Corporation and Subsidiaries 401(k) Plan (the "401(k) plan"). See "Employment and Severance Agreements," below.
(3) Represents $50,000 for reimbursement of relocation expenses and $27,459 in tax reimbursements paid to Mr. Castaneda in fiscal 2000 for expenses incurred in 1997 and 1998 and previously deferred.
(4) Represents Company contributions under the Company's 401(k) plan during fiscal 2001 for each of these Named Officers.
(5)      Represents reimbursement of relocation expenses.

OPTION GRANTS

         The following table sets forth information regarding grants of stock options to the Named Officers pursuant to the 1998 Stock Incentive Plan during fiscal 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                         NUMBER OF          % OF                                       ANNUAL RATES OF STOCK PRICE
                        SECURITIES      TOTAL OPTIONS                                       APPRECIATION FOR
                        UNDERLYING       GRANTED TO       EXERCISE                           OPTION TERM (2)
                          OPTIONS       EMPLOYEES IN      PRICE PER    EXPIRATION
NAME                   GRANTED(#)(1)     FISCAL YEAR     SHARE($/SH)      DATE              5%           10%
                     -----------------------------------------------------------------------------------------------
 Billy D. Prim            200,000          18.00%        $   2.25        12/28/10     $   283,003    $  717,184


 Mark Castaneda           135,000          12.15%        $   2.25        12/28/10     $   191,027    $  484,099


 Richard E. Belmont        85,000           7.65%        $   2.25        12/28/10     $   120,276    $  304,803


 Malcolm McQuilkin          7,200         0.6482%        $   3.75        11/01/10     $    16,980    $   43,032
                           60,000         5.4011%            2.25        12/28/10          84,901       215,155
                            3,600         0.3241%            2.31        03/02/11           5,237        13,271


 Jerald D. Shadley         90,000           8.10%        $   2.25        12/28/10     $   127,351    $  322,733

-------

(1) These options have a term of 10 years, are nonqualified stock options and have an exercise price equal to the fair market value of the Common Stock on the date of grant. Options generally vest

         20% on each anniversary of the grant date until fully vested (i.e., five years from the grant date) and are exercisable upon vesting. Options may be transferable to certain family members and affiliated entities.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission (the "Commission") and do not represent the Company's estimate or projection of future Common Stock prices.

         The following table sets forth information with respect to unexercised stock options granted under the Company's stock incentive plans as of the end of fiscal 2001.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES




                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING                 VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS                  IN-THE-MONEY OPTIONS
                          SHARES                              HELD AT JULY 31, 2001(#)             AT JULY 31, 2001($)(1)
                        ACQUIRED ON        VALUE         -------------------------------       -------------------------------
      NAME              EXERCISE(#)     REALIZED($)      EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
      ----              -----------     -----------      -----------       -------------       -----------       -------------
Billy D. Prim               --              --             136,181            318,000
                                                                                                   $ 0             $412,200

Mark Castaneda              --              --              54,280             220,077
                                                                                                   $ 0              278,235

Richard E. Belmont          --              --              49,122             135,000
                                                                                                   $ 0              175,185

Malcolm McQuilkin           --              --              11,200             101,200              --              134,892

Jerald D. Shadley           --              --              33,000             146,000              --              185,490

--------

(1) Calculated by determining the difference between the market value of $4.31 per share for the Common Stock underlying the options at July 31, 2001 and the exercise prices of each Named Officer's options.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         Mr. Prim is employed as the Company's Chairman, President and Chief Executive Officer under an employment agreement with the Company. The agreement has a rolling five-year term beginning as of January 1, 1999 The agreement provides for a minimum base salary of $350,000 during the term of the agreement, with cost of living adjustments. In addition, the agreement provides that Mr. Prim is entitled to (i) receive bonuses at the discretion of the Board of Directors, (ii) participate in the Company's Executive Incentive Plan, the Company's 1998 Stock Incentive Plan, and any other bonus or incentive plans of the Company in which other senior executives of the Company are entitled to participate and (iii) receive split dollar life insurance benefits, club memberships and an automobile during the term.

         Upon termination of Mr. Prim's employment for any reason, he is entitled to receive his then current base salary through the last day of the calendar month in which the termination date occurs. In addition, upon (i) Mr. Prim's termination of his employment with the Company because of "good reason," as defined in the agreement, (ii) Mr. Prim's election to terminate his employment relationship with the Company (or any successor) within 12 months of a "change in control," as defined in the agreement, (iii) the exercise by the Company of the 90-day termination notice provision described in the agreement, or (iv) the Company's termination of Mr. Prim's employment with the Company as a result of his "disability," as defined in the agreement, he (or his spouse in the event of his death) is entitled to receive his base salary, with annual cost of living adjustments, for five years following the termination date. In addition, for the 10 years following the five-year base salary period, Mr. Prim is entitled to receive monthly retirement benefit payments equal to 70% of his base salary during the last year of the five-year period. Following these termination events, the Company is required to provide Mr. Prim and his dependents with health care coverage until the earlier of his death or the month in which the last retirement benefit payment is made.

         For two years following the termination of his employment, Mr. Prim is subject to a non-competition and non-solicitation agreement. Failure to comply with these provisions may result in cessation of any post-termination payments to or benefits for Mr. Prim.

         Mr. Malcolm McQuilkin is employed as the President and Chief Executive Officer of Uniflame Corporation ("Uniflame"), a wholly-owned subsidiary of the Company, under an employment agreement with the Company. The agreement has a three-year term beginning as of April 1, 2000. The agreement provides for a minimum base salary of $30,000 per year during the term of the agreement, with cost of living adjustments. In addition, the agreement provides that Mr. McQuilkin is entitled (i) to receive incentive bonuses at the discretion of the Board of Directors and (ii) to participate, on the same terms as other non-union, executive employees of the Company, in any medical, dental or other health plan, 401(k) plan, stock option plan, employee stock purchase plan and/or life insurance plan that the Company may adopt or maintain for such employees.

         Upon termination of Mr. McQuilkin's employment for cause, as defined in the agreement, Mr. McQuilkin is entitled to receive his base salary accrued and unpaid through the date of his termination. Upon termination of Mr. McQuilkin's employment without cause, Mr. McQuilkin is entitled to continue to receive his base salary for a period of one year following the date of his termination.

         For one year following the termination of his employment, Mr. McQuilkin is subject to a non-competition and non-solicitation agreement. Failure to comply with these provisions may result in the imposition of legal and equitable remedies against Mr. McQuilkin. In addition, Mr. McQuilkin is subject to certain confidentiality provisions described in the agreement for a period of one year following the date of his termination.

         Mr. Jerald D. Shadley is employed as the Chief Operating Officer of Quickship, Inc. ("Quickship"), a wholly-owned subsidiary of the Company. On June 1, 2001, the Company, Quickship and Mr. Shadley entered into a special severance pay agreement, pursuant to which the Company agreed to provide certain severance benefits in addition to those provided by the employee benefit plans of Quickship. Although the agreement does not provide for a finite term, the triggering events described below must occur on or before November 30, 2002 for Mr. Shadley to receive a benefit under the agreement.

         Upon termination of Mr. Shadley's employment pursuant to an event which constitutes a compensation continuance termination event, Mr. Shadley is entitled to continue to receive his base salary during the compensation continuance period. As defined in the agreement, "compensation continuance termination event" means (i) the termination of Mr. Shadley's employment by Mr. Shadley within the six-month period next following the occurrence of a "good reason event," as defined in the agreement, or (ii) the termination of Mr. Shadley's employment by Mr. Shadley or Quickship within the six-month period next following a "change in control" of Quickship, as defined in the agreement. The "compensation continuance period" is the period commencing on the termination date and ending on the last day of the calendar month in which the first anniversary of the termination date occurs.

         During the compensation continuance period, Mr. Shadley is required to provide consulting and advisory services to the Company with respect to business matters within his competence, knowledge and experience. If Mr. Shadley provides such consulting and advisory services to the Company, the termination of his nonqualified stock options will be delayed. However, in the event that Mr. Shadley fails or refuses to provide advisory and consulting services to the Company during the compensation continuance period, all rights to payments of his base salary for the compensation continuance period will be terminated.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for the development of the Company's executive compensation policies and the administration of those policies. The Compensation Committee evaluates the performance of management and establishes the salary and incentive compensation for the Company's Chief Executive Officer and, based on recommendations from the Chief Executive Officer, for each of the Company's other executive officers and key employees. In establishing the compensation of individual executive officers for fiscal 2001, the Compensation Committee considered published compensation surveys, the amount of compensation paid to executive officers at comparable companies in the consumer product and propane industries, market conditions, the recommendations of management and the attainment of certain performance goals.

Executive Compensation Policy

         The Company's general compensation policy is that total compensation should vary with the performance of the Company and the individual based on the attainment of certain service and financial and non-financial objectives. The Compensation Committee's objectives include:

         - attracting and retaining talented executives and employees critical to the long-term success of the Company by offering compensation packages competitive with those provided by other publicly-held high growth companies;

         - aligning the interests of the Company's management with the interests of the Company's stockholders by developing compensation programs that link compensation directly to increases in stockholder value; and

         - maintaining an appropriate balance between base salary and performance-based compensation, with a higher proportion of compensation being performance-based as an officer's or key employee's level of responsibility increases.

         The Company's principal compensation components for executive officers are base salary, cash bonus opportunities and stock option incentives. During fiscal 2001, the compensation of the executive officers of the Company was comprised of base salary, cash bonus awards granted under the Company's Executive Incentive Plan and discretionary stock options granted under the Company's 1998 Stock Incentive Plan.

Base Salary

         The Company's policy is to pay base salaries that are generally competitive with the median base salaries paid by comparable companies in the consumer product and propane industries. The Compensation Committee determines a base salary for each executive officer based upon individual performance, level of responsibility, experience and competitive factors. The Compensation Committee did not commission any formal surveys of executive officer compensation at comparable companies during fiscal 2001, but relied on published surveys for indications of salary trends generally and at growth companies in particular. The Compensation Committee used all of these factors in recommending base salary levels, but did not assign specific weight to any particular factor.

Incentive Plans

         The components of the Company's incentive compensation program are its Executive Incentive Plan and 1998 Stock Incentive Plan. The Executive Incentive Plan, which was established in fiscal 2001, provides for the award of cash bonuses and performance-based stock option grants if specified performance criteria are met. The Compensation Committee has discretion to determine whether and to what degree awards have been earned and whether earned awards will be payable in cash and/or stock options. The Executive Incentive Plan is designed as a "pay for performance" incentive plan intended to encourage senior management to strive for operational excellence and to increase shareholder value through attainment of specified performance targets. For fiscal 2001, payment of performance cash awards was contingent on attaining specified quarterly and annual Earnings Before Interest, Taxes,

Depreciation and Amortization (EBITDA) objectives. In fiscal 2001, these EBITDA performance objectives were met and cash bonuses were paid to certain executive officers, including certain of the Named Officers as described above in the Summary Compensation Table. The Executive Incentive Plan also provides for the grant of performance-based options (awarded under the 1998 Stock Incentive Plan) in the Compensation Committee's discretion. These performance-based options, which have an option price equal to fair market value at the time of grant and vest three years after grant, are intended to serve as an additional incentive to participants to improve the Company's performance. No performance-based options were granted in fiscal 2001.

         The grant of discretionary options under the Company's 1998 Stock Incentive Plan serves as an additional method by which the Company seeks to motivate eligible participants to meet and surpass performance goals and to award participants for continued service to the Company. The 1998 Stock Incentive Plan is proposed to be amended. See "Proposal 2 -- Approval of Amendment to 1998 Stock Incentive Plan," below. Stock options granted under the 1998 Stock Incentive Plan are intended to focus executive officers on managing the Company from the perspective of owners with an equity interest and to link their long-term compensation directly with increases in stockholder value. Discretionary options granted under the 1998 Stock Incentive Plan are based on attainment of service and performance objectives established by the Compensation Committee. These options generally vest 20% on each anniversary of the grant date and thus vest in full five years after the grant date (subject to forfeiture due to termination of employment or service). In addition, because the exercise price of options granted under the 1998 Stock Incentive Plan may not be less than the market value of the Common Stock on the grant date, recipients of option grants receive no compensation unless the price per share of Common Stock increases after the grant date. Based upon their positions and levels of responsibility within the Company, the Named Officers were granted discretionary options for a total of 580,800 shares of Common Stock in fiscal 2001. See "Option Grants," above. Certain executive officers also have outstanding options granted under the Company's 1994 Stock Incentive Plan, although the Company no longer grants options under that plan.

Other Employee Benefit Plans

         Employees of the Company who have been employed for six months or more are eligible to participate in the Company's 401(k) plan beginning on the first day of the first fiscal quarter following the completion of six months of service. Subject to limitations imposed by the Code, participants in the 401(k) plan may contribute up to 15% of their total base compensation to the plan. The Company also matches an employee's 401(k) contributions in the amount of $.50 of every $1.00 contributed up to 6% of an employee's salary. The Company also maintains the Employee Stock Purchase Plan. The purpose of the plan is to provide eligible employees with an opportunity to purchase shares of the Common Stock through payroll deductions at a discount from market price equal to the lesser of 85% of the fair market value of the Common Stock on the offering commencement date or on the exercise date. Purchases are made quarterly under the plan.

Compensation of Chief Executive Officer

         The Compensation Committee determines the compensation of Mr. Prim, the Company's President and Chief Executive Officer, based on the same criteria applicable to the Company's other executive officers and the terms of his employment agreement. See "Employment and Severance Agreements," above. Mr. Prim's salary for fiscal 2001 was $381,641, which represented a 3% increase over his fiscal year 2000 salary, as compared to a company-wide average salary increase of 5% over the same period. In establishing Mr. Prim's salary for fiscal 2001, the Compensation Considered Mr. Prim's leadership and his role in managing the overall growth of the Company, particularly revenue growth (which increased approximately 30% in fiscal 2000 compared to fiscal 1999). The Compensation Committee also considered Mr. Prim's anticipated role in securing additional capital for the Company during fiscal 2001, during which time the Company raised approximately $25,000,000 through the issuance of preferred stock and subordinated debt. The Compensation Committee believes that Mr. Prim's compensation is in the mid-range compared to salaries of other chief executive officers of other companies in the consumer product and propane industries. Cash incentive awards granted to Mr. Prim under the Executive Incentive Plan for fiscal 2001 were based on attainment of the same performance targets applicable to other executive officer participants in the plan. Pursuant to the Compensation

Committee's recommendations, Mr. Prim was granted options for 200,000 shares of Common Stock in fiscal 2001 based on the same criteria applicable to other executive officer participants in the Company's 1998 Stock Incentive Plan.


Section 162(m)

         Under Section 162(m) of the Code, federal income tax deductions of publicly traded companies may be limited to the extent total compensation for certain executive officers exceeds $1,000,000 in any one year. Currently, none of the Company's executive officers receives annual compensation in excess of $1,000,000. However, if an executive officer were to receive compensation in excess of $1,000,000, the Compensation Committee expects to structure such compensation to meet the requirements of Section 162(m) and preserve the Company's federal income tax deduction to the extent practicable to do so.

         Respectfully submitted by the Compensation Committee of the Board of
Directors:


COMPENSATION COMMITTEE

Richard A. Brenner
Steven D. Devick

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock for the period May 19, 1998, the first date on which the Common Stock was publicly traded, through July 31, 2001 with (i) the cumulative total return of the Nasdaq Composite Index for The Nasdaq Stock Market for the same period and (ii) the cumulative total return of an index of peer group companies for the same period. The following emerging consumer product and consumer service companies comprised our peer group index in past proxy statements: Central Garden and Pet Company, Glacier Water Services, Inc., U.S.A. Floral Products, Inc. and NUCO2, Inc. Because U.S.A. Floral Products, Inc. is no longer publicly traded, the Company's current peer group index tracks the performance of Central Garden and Pet Company, Glacier Water Services, Inc. and NUCO2, Inc. The graph assumes $100 was invested on May 19, 1998 in the Company's Common Stock and in the stock represented by the two indexes, and that all dividends paid, if any, were reinvested. The performance of the Company's Common Stock reflected in the following graph is not necessarily indicative of future performance.



                           [STOCK PERFORMANCE GRAPH]




                       5/19/1998    7/31/1998   7/31/1999   7/31/2000  7/31/2001
                       ---------    ---------   ---------   ---------  ---------

Blue Rhino                100         123          74           63        33

4 Peer Companies          100          80          49           37        40

NASDAQ                    100         101         143          204       110

                       BENEFICIAL OWNERSHIP OF DIRECTORS,
                EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock and Preferred Stock as of October 31, 2001 by (i) each person known by the Company to own beneficially more than 5% of either the Common Stock or the Preferred Stock, (ii) each director of the Company, (iii) each director nominee, (iv) each Named Officer and (v) all executive officers and directors as a group.

                                                                    COMMON STOCK                    PREFERRED STOCK
                                                                    ------------                    ---------------

                                                    AMOUNT AND NATURE                      AMOUNT AND NATURE
                                                      OF BENEFICIAL          PERCENT         OF BENEFICIAL        PERCENT
NAME AND ADDRESS                                      OWNERSHIP (1)          OF CLASS        OWNERSHIP (1)       OF CLASS
-----------------                                   -----------------        --------      ------------------    ---------
Andrew J. Filipowski (2)                                2,059,214              21.6%             41,667             1.5%
     508 Stonegate Lane
     Winston-Salem, NC 27104

Billy D. Prim (3)                                       1,495,625              15.7%              8,333               *
     104 Cambridge Plaza Drive
     Winston-Salem, NC 27104

Craig J. Duchossois (4)                                   751,926               7.9%                 --              --
     845 Larch Avenue
     Elmhurst, IL 60126

                                                                COMMON STOCK                       PREFERRED STOCK
                                                        ------------------------------       ---------------------------
                                                        AMOUNT AND                           AMOUNT AND
                                                         NATURE OF                            NATURE OF
                                                         BENEFICIAL          PERCENT          BENEFICIAL        PERCENT
NAME AND ADDRESS                                        OWNERSHIP(1)         OF CLASS        OWNERSHIP(1)       OF CLASS
----------------                                        ------------         --------        ------------       --------
Richard A. Brenner (5)                                     38,970                 *                  --              --
     464 Sheffield Drive
     Winston-Salem, NC 27104

Mark Castaneda (6)                                         99,231               1.1%                 --              --
     104 Cambridge Plaza Drive
     Winston-Salem, NC 27104

John H. Muehlstein (7)                                     19,782                 *                  --              --
     161 North Clark Street, Suite 3100
     Chicago, IL 60601

Steven D. Devick (8)                                      357,993               3.8%                 --              --
     1901 Midwest Club Parkway
     Oak Brook, IL 60523

David L. Warnock (9)                                           --                --                  --              --
     1 South Street
     Baltimore, MD  21202

Robert J. Lunn (10)                                        74,525                 *                  --              --
     209 South LaSalle Street
     Chicago, IL 60604

Jerald R. Shadley (11)                                     66,134                 *                  --              --
     104 Cambridge Plaza Drive
     Winston-Salem, NC 27104

Mac McQuilkin(12)                                         365,973               3.9%                 --              --
     1817 North Kenosa Drive
     Zion, Illinois 60099

Richard E. Belmont (13)                                    69,122                 *                  --              --
     104 Cambridge Plaza Drive
     Winston-Salem, NC 27104

Directors and executive officers as a group             5,398,495              52.4%             50,000             1.8%
(13 individuals)

Camden Partners Strategic II, LLC (formerly known
     as Cahill, Warnock Strategic Partners II,          1,500,000              13.9%          1,500,000            52.6%
     LLC) (14)
     1 South Street
     Baltimore, MD 21202

Richard Kiphart                                           166,667               1.8%            166,667             5.8%
     222 West Adams Street
     Chicago, IL 60606

Gold Merchant Banc, Inc.                                1,000,000               9.7%          1,000,000            35.1%
     11301 Nall Avenue
     Leawood, Kansas 66211

                                                                    COMMON STOCK                    PREFERRED STOCK
                                                                    ------------                    ---------------

                                                    AMOUNT AND NATURE                      AMOUNT AND NATURE
                                                      OF BENEFICIAL          PERCENT         OF BENEFICIAL        PERCENT
NAME AND ADDRESS                                      OWNERSHIP (1)          OF CLASS        OWNERSHIP (1)       OF CLASS
-----------------                                   -----------------        --------      ------------------    ---------

RS Investment Management Co. LLC (15)                     864,800               9.3%                 --              --
     338 Market Street
     Suite 1700
     San Francisco, CA  94111-5312

-------

   * Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Commission and is based upon filings made by such persons with the Commission and upon information provided to the Company. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock or Preferred Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of October 31, 2001 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and as provided pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares set forth opposite each stockholder's name.

(2) Includes 41,667 shares of Common Stock issuable upon the conversion of 41,667 shares of Series A Convertible Preferred Stock, 1,209,659 shares of Common Stock owned by Mr. Filipowski, 34,905 shares issuable upon the exercise of vested options held by Mr. Filipowski, 170,269 shares issuable upon the exercise of vested warrants held by Mr. Filipowski, 38,000 held by A.G.F. 1999 Declaration of Trust of which Mr. Filipowski serves as the trustee, 216,127 shares of Common Stock owned by American Oil and Gas, of which Mr. Filipowski owns 44% of the issued and outstanding shares, 333,466 shares of Common Stock owned by Platinum Venture Partners I, L.P. ("PVP"), the general partner of which is divine interVentures, Inc. (formerly Platinum Venture Partners, Inc.), of which Mr. Filipowski owns 22.5% of the shares and serves as a director, 1,890 shares of Common Stock beneficially owned by Jennifer R. Filipowski, 1,890 shares of Common Stock beneficially owned by Mr. Filipowski as trustee on behalf of the Andrew E. Filipowski Trust, 1,890 shares of Common Stock beneficially owned by Veronica Filipowski as trustee on behalf of the Alexandra Filipowski Trust, 1,890 shares of Common Stock beneficially owned by Veronica Filipowski as trustee on behalf of the James Meadows Trust and 7,561 shares of Common Stock beneficially owned by Veronica Filipowski.

(3) Includes 8,333 shares of Common Stock issuable upon the conversion of 8,333 shares of Series A Convertible Preferred Stock, 1,030,076 shares of Common Stock held by Mr. Prim, 47,457 shares issuable upon the exercise of a warrant issued in September 1999, 184,181 shares of Common Stock issuable upon the exercise of vested options held by Mr. Prim, 216,127 shares of Common Stock owned by American Oil and Gas, of which Mr. Prim owns 56% of the issued and outstanding shares and has voting and investment control, 7,561 shares of Common Stock beneficially owned by Debbie W. Prim and 1,890 shares of Common Stock beneficially owned by Debbie W. Prim as trustee on behalf of Anthony G. Westmoreland.

(4)    Includes 482,147 shares of Common Stock beneficially owned by the Craig
       J. Duchossois Revocable Trust, 170,269 shares issuable upon the exercise of warrants held by the Craig J. Duchossois Revocable Trust, 2,500 shares of Common Stock beneficially owned by R. Bruce Duchossois over which Craig J. Duchossois has voting and investment control, 19,782 shares of Common Stock issuable upon the exercise of vested options held by Mr. Duchossois, and 77,228 shares of Common Stock beneficially owned by the Kimberly Family Discretionary Trust over which Mr. Duchossois has voting and investment control.

(5) Includes 22,224 shares of Common Stock owned by Mr. Brenner, 4,745 shares issuable upon the exercise of a warrant issued in September 1999 and 12,001 shares issuable upon the exercise of vested options.

(6) Includes 11,120 shares of Common Stock owned by Mr. Castaneda, 472 shares of Common Stock issuable upon the exercise of a warrant issued in September 1999 and 87,639 shares of Common Stock issuable upon the exercise of vested options held by Mr. Castaneda.

(7) Represents the number of shares issuable upon the exercise of vested options.

(8) Includes 4,745 shares of Common Stock issuable upon the exercise of a warrant issued in September 1999, 19,782 shares issuable upon the exercise of vested options held by Mr. Devick and 333,466 shares owned beneficially by PVP.

(9)      See footnote 14, below.

(10) Includes 12,898 shares of Common Stock and 11,864 shares issuable upon the exercise of a warrant issued in September 1999 held by Lunn Partners Multiple Opportunities Portfolio, L.P., 33,898 shares of Common Stock and 11,864 shares issuable upon the exercise of a warrant issued in September 1999 held by Lunn Partners Small Cap Value Equity Fund, L.P., and 4,001 shares issuable upon the exercise of vested options held by Mr. Lunn. Lunn Partners is the general partner of Lunn Partners Multiple Opportunities Portfolio, L.P. and Lunn Partners Small Cap Value Equity Fund, L.P. Mr. Lunn is the managing partner of Lunn Partners.

(11) Includes 2,409 shares of Common Stock owned by Mr. Shadley, 54,000 shares of Common Stock issuable upon the exercise of vested options held by Mr. Shadley, 8,500 shares held jointly by Jerald and Sidney Shadley and 1,225 shares issuable upon the exercise of a warrant issued in September 1999 held jointly by Jerald and Sidney Shadley.

(12) Includes 335,573 shares of Common Stock owned by Mr. McQuilkin and 30,400 shares of Common Stock issuable upon the exercise of vested options held by Mr. McQuilkin.

(13) Represents the number of shares issuable upon the exercise of vested options.

(14) Includes 1,373,520 shares of Common Stock issuable upon the conversion of 1,373,520 shares of Series A Convertible Preferred Stock owned by Camden Partners Strategic Fund II-A, L.P. and 81,480 shares of Common Stock issuable upon the conversion of 81,480 shares of Series A Convertible Preferred Stock owned by Camden Partners Strategic Fund II-B, L.P., for which Camden Partners Strategic II, LLC serves as general partner. Also includes 45,000 shares of Common Stock issuable upon the conversion of 45,000 shares of Series A Convertible Preferred Stock owned by Strategic Associates, L.P., which is an affiliate of Camden Partners Strategic II, LLC. David L. Warnock, a managing member of Camden Partners Strategic II, LLC, a general partner of Cahill, Warnock Strategic Partners, L.P. (the general partner of Strategic Associates, L.P.) and the Preferred Stock Director, disclaims beneficial ownership of the shares held by Camden Partners Strategic Fund II-A, L.P. and Camden Partners Strategic Fund II-B, L.P. and Strategic Associates, L.P.

(15) Derived from information furnished to the Company by RS Investment Management Co. LLC, RS Investment Management, L.P. and RS Value Group LLC. The Schedule 13G indicates that RS Investment Management Co. LLC, RS Investment Management, L.P. and RS Value Group LLC share voting and dispositive power over the 864,800 shares.


                              CERTAIN TRANSACTIONS

         Since March 1994, the Company has leased its offices in Winston-Salem, North Carolina from Rhino Real Estate, L.L.C., an entity in which Mr. Filipowski and Mr. Prim own 50% and 50%, respectively.

Pursuant to the terms of the lease, the Company pays annual rent of $233,112, plus its allocable share of all taxes, utilities and maintenance. The lease terminates on December 31, 2001 and includes an option to renew for an additional three-year term. The Company expects to renew the lease under terms substantially similar to the terms of the current lease.

         In April 2000, in conjunction with its acquisition of Uniflame, Inc., the Company assumed Uniflame's lease of an office/warehouse facility located in Zion, Illinois from H & M Enterprises, L.L.C. Mac McQuilkin, a Named Officer and the president of Uniflame Corporation, a wholly-owned subsidiary of the Company, is a member of H & M Enterprises. Pursuant to the terms of the lease, the Company pays annual rent of approximately $300,000, plus its allocable share of all taxes, utilities and maintenance. The lease terminates on March 31, 2005.

         On September 7, 2000, the Company completed a private placement of $10,300,000 in Preferred Stock at a purchase price of $6.00 per share. Mr. Prim and Mr. Filipowski invested $50,000 and $250,000, respectively, in the private placement and received 8,333 and 41,667 shares of Preferred Stock, respectively. Their purchases of Preferred Stock were made on the same terms and conditions as the terms and conditions for the other purchasers of Preferred Stock.

         Richard Kiphart, Principal and Manager, Corporate Finance of William Blair & Company, L.L.C. ("William Blair"), invested $1,000,000 in the private placement described in the preceding paragraph and received 166,667 shares of Preferred Stock. Mr. Kiphart beneficially owns more than 5% of the Preferred Stock. Subsequent to the private placement, in October 2000, the Company acquired QuickShip, Inc. The Company has paid William Blair approximately $640,000, plus a warrant to purchase 16,667 shares of Common Stock with an exercise price of $6.00 per share, for investment banking services provided to the Company in connection with the private placement and the QuickShip acquisition.

         Mr. Muehlstein, a director of the Company, is also a principal in the law firm of Pedersen & Houpt, P.C. During fiscal 2001, the Company paid Pederson & Houpt approximately $173,000 for legal services provided to the Company.

         The Company believes that the foregoing transactions with directors, officers, stockholders and other affiliates were completed on terms as favorable to the Company as could have been obtained from unaffiliated third parties. The Company has adopted a policy that it will not enter into any material transaction in which a Company director, officer or stockholder has a direct or indirect financial interest, unless the transaction is determined by the Company's Board of Directors to be fair as to the Company or is approved by a majority of the Company's disinterested directors or by the Company's stockholders.


                                   PROPOSAL 2

               APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN

         The Board of Directors, subject to approval of the Company's stockholders, has approved an amendment to the 1998 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the plan by 1,000,000 shares (subject to adjustment in the event of stock splits or other similar events described below). If the amendment is approved, 3,200,000 shares of Common Stock will be reserved and available for distribution under the 1998 Stock Incentive Plan. Except as discussed herein, approval of this amendment will not alter or amend the other provisions of the plan.

         The discussion that follows summarizes the proposed amendment to the 1998 Stock Incentive Plan and describes the material terms of the current plan. The summary is subject, in all respects, to the terms of the plan. The Company will provide promptly, upon request and without a charge, a copy of the full text of the 1998 Stock Incentive Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to: Mark Castaneda, Secretary, Blue Rhino Corporation, 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104.

DESCRIPTION OF THE 1998 STOCK INCENTIVE PLAN

         The purpose of the 1998 Stock Incentive Plan is to encourage key employees, officers, consultants and advisors of the Company to acquire a proprietary interest in the Company and to generate an increased incentive to contribute to the Company's future success and prosperity. Currently, a maximum of 2,200,000 shares of Common Stock may be issued under the plan, although that number is proposed to be increased to 3,200,000 shares.

         The Compensation Committee of the Board of Directors (or such other committee as appointed by the Board of Directors) is the administrator for the 1998 Stock Incentive Plan and has the power to select officers, employees, consultants and advisors for participation in the plan ("participants"), determine the number of shares of Common Stock subject to each option grant and the terms of exercise for each option granted under the plan. The 1998 Stock Incentive Plan also provides that, to the extent required by Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares during any 12-month period (subject to adjustments in the event of stock splits or other similar events). Approximately 100 employees and officers currently are eligible to participate in the 1998 Stock Incentive Plan. No options have been granted to consultants or advisors under the 1998 Stock Incentive Plan.

         All options granted under the 1998 Stock Incentive Plan are nonqualified stock options, and thus are not "incentive stock options," as that term is defined in Section 422(b) of the Code. Stock options granted under the 1998 Stock Incentive Plan entitle the participant to purchase shares of Common Stock from the Company at an exercise price not less than the fair market value of the Common Stock on the grant date. On October 31, 2001, the closing price of the Common Stock on the Nasdaq National Market was $4.52 per share. The exercise price may be paid in cash or such other form of payment as the Company may accept. If approved by the Compensation Committee, the exercise price may be paid with shares of Common Stock.

         The Compensation Committee is authorized to determine when options granted pursuant to the 1998 Stock Incentive Plan will vest and be exercisable, although options generally may not be exercisable less than one year or more than ten years after the date of grant. The number of shares of Common Stock reserved for issuance under the plan and subject to option grants and other option terms will be adjusted in the event of stock dividends, stock splits, recapitalizations and other similar events. The Compensation Committee may, in its sole discretion, permit options to be transferred during the participant's lifetime, subject to such conditions and limitations as the Compensation Committee deems reasonable and proper.

         In the event of a merger, consolidation, sale of all or substantially all of the assets of the Company, or liquidation of the Company, the Board of Directors (or the board of directors of a corporation assuming the obligations of the Company) may, in its discretion, take one or more of several actions under the 1998 Stock Incentive Plan with respect to outstanding options, including providing that all outstanding options will become exercisable in full or providing that all outstanding options will be assumed or substituted by the succeeding corporation on terms the Board of Directors determines to be appropriate.

         No awards may be made under the 1998 Stock Incentive Plan after 10 years following the date of the adoption of the plan, which was November 18, 1998. The Board of Directors may terminate the 1998 Stock Incentive Plan sooner without further action by the stockholders. The Board of Directors may also amend the 1998 Stock Incentive Plan, subject to certain restrictions.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary briefly describes the principal federal income tax consequences of awards under the 1998 Stock Incentive Plan. The summary is not intended to cover all tax consequences that may apply to a participant or to the Company.

         As noted above, options granted under the 1998 Stock Incentive Plan are nonqualified options and thus are not intended to be "incentive stock options," as that term is defined in Section 422(b) of the

Code. Participants granted options under the 1998 Stock Incentive Plan will not be subject to federal income tax at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of an option, the difference between the exercise price and the fair market value of the stock on the date of exercise will be taxable as ordinary income to the participant in the year in which the exercise occurs. The Company will be entitled to a corresponding deduction, to the extent permitted under Section 162(m) of the Code, at the same time a participant recognizes income and in an amount equal to the amount of ordinary income recognized by the participant (provided the Company satisfies applicable federal income tax reporting requirements).

         The participant's basis in the shares of Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Upon a subsequent sale of the shares of Common Stock by the participant, the participant will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

         The 1998 Stock Incentive Plan is designed to meet the stockholder approval and other requirements of Code Section 162(m) so as to enable the Company to fully deduct compensation paid pursuant to the Plan to the extent possible to do so.

PROPOSED AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN

         As noted above, the Board of Directors has approved an amendment to the 1998 Stock Incentive Plan, subject to stockholder approval, which would increase the number of shares available for issuance under the Plan by 1,000,000 shares to a total of 3,200,000 shares (subject to adjustment for stock splits and similar events as described above). Except as discussed herein, approval of this amendment will not alter or amend other provisions of the 1998 Stock Incentive Plan.

         Currently, the 1998 Stock Incentive Plan authorizes 2,200,000 shares of Common Stock for issuance upon the exercise of options granted under the plan. As of October 31, 2001, options to purchase 2,006,124 shares of Common Stock were outstanding under the 1998 Stock Incentive Plan. Because only 193,876 shares remain available under the 1998 Stock Incentive Plan, the Board of Directors believes the proposed increase in the number of shares of Common Stock available under the plan is necessary to enable the Company to continue to attract and retain qualified employees, officers, consultants and advisors in an increasingly competitive market and to continue to provide an incentive for excellent performance by participants.

         The amount of compensation that will be paid pursuant to the grant of options under the 1998 Stock Incentive Plan in the current fiscal year is not yet determinable due to vesting and other requirements. See "Executive Compensation -- Option Grants in Last Fiscal Year," above, for information regarding the grant of options under the 1998 Stock Incentive Plan to the Named Officers during fiscal 2001.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES UNDER THE PLAN. PROXIES WILL BE VOTED FOR THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                   PROPOSAL 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Audit Committee has recommended and the Board of Directors has approved the engagement of Ernst & Young LLP as the independent accountants of the Company for the fiscal year ending July 31, 2002. Ernst & Young, independent certified public accountants, has reviewed the financial statements of the Company since the fiscal quarter ended January 31, 1999 and audited the Company's financial statements for the fiscal years ended July 31, 2001, 2000 and 1999. A representative of Ernst & Young is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she chooses to do so. The representative also is expected to be available to respond to appropriate questions from stockholders.

         Although stockholder approval of the engagement is not required by law, the Board of Directors desires to solicit such approval. If the appointment of Ernst & Young is not approved by a majority of the shares represented at the Annual Meeting, the Board of Directors will consider the appointment of other independent accountants for fiscal 2002.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2002. PROXIES WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.


                                   AUDIT FEES

         The aggregate audit fees billed the Company during fiscal 2001 by Ernst & Young LLP were $124,500. The aggregate amount billed by Ernst & Young LLP for all other fees during fiscal 2001 for other services was $425,000, including $248,500 for audit-related services and $176,500 for non-audit services. Audit-related services generally include fees for business acquisitions, accounting consultations and SEC registration statements. Ernst & Young did not perform any financial information systems design and implementation services for the Company during fiscal 2001.

         The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to Ernst & Young LLP in fiscal 2001 and determined that such services and fees were compatible with the independence of the auditors. During fiscal year 2001, Ernst & Young LLP did not utilize any leased personnel in connection with the audit.


                              STOCKHOLDER PROPOSALS

         Under regulations of the Commission, any stockholder desiring to make a proposal to be acted upon at the 2002 annual meeting of stockholders must present the proposal to the Company at its principal office in Winston-Salem, North Carolina by August 3, 2002, for the proposal to be considered for inclusion in the Company's proxy statement.

         Only business properly brought before an annual meeting may be subject to action at the meeting. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder (even if the proposal is not to be included in the Company's proxy statement), the Company's bylaws provide that the stockholder must give timely notice in writing to the Secretary of the Company at least 90 calendar days in advance of the anniversary date of the release of the Company's proxy statement for the previous year's annual meeting. As to each matter, the notice must contain (i) the name and address of the stockholder who intends to raise the matter; (ii) the business desired to be raised at the meeting and the reasons for considering such business; (iii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote with respect to the matter and that he intends to appear in person or by proxy at the meeting to raise the matter; (iv) the stockholder's total beneficial ownership of the Company's voting stock; and
(v) the stockholder's interest
in the matter. The chairman of the meeting may refuse to allow any business that is not raised in accordance with these procedures to be considered at the meeting. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Company does not receive proper notice of the matter within the timeframe described above.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers and persons beneficially owning more than 10% of the Company's outstanding Common Stock to file periodic reports of stock ownership and stock transactions with the Commission. Based solely on a review of copies of these reports furnished to the Company, the Company believes all of these reports were filled in a timely manner except for an annual Form 5 report filed by Richard Brenner, which was filed one day late.


                             ADDITIONAL INFORMATION

         UPON WRITTEN REQUEST BY A STOCKHOLDER OF RECORD ON OCTOBER 31, 2001, THE COMPANY WILL PROVIDE WITHOUT CHARGE AN ADDITIONAL COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JULY 31, 2001. REQUESTS SHOULD BE DIRECTED TO MARK CASTANEDA, SECRETARY OF THE COMPANY, AT 104 CAMBRIDGE PLAZA DRIVE, WINSTON-SALEM, NORTH CAROLINA 27104.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors knows of no other business to come before the Annual Meeting for consideration by the Company's stockholders. If any other business properly comes before the meeting, the persons named as proxies in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

                                             By Order of the Board of Directors

                                             /s/ Mark Castaneda

                                             Mark Castaneda
                                             Secretary

Winston-Salem, North Carolina
November 30, 2001

                             Blue Rhino Corporation
                            1998 STOCK INCENTIVE PLAN

                                    ARTICLE I

                                 ESTABLISHMENT

         The Blue Rhino Corporation Stock Incentive Plan ("Plan") is hereby established by Blue Rhino Corporation ("Company"). The purpose of the Plan is to encourage key employees, officers, consultants and advisors of the Company and its Affiliates to acquire a proprietary interest in the Company and to generate an increased incentive to contribute to the Company's future success and prosperity.

                                   ARTICLE II

                                  DEFINITIONS

         For purposes of the Plan, the following terms are defined as set forth below:

         "AFFILIATE" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

         "AGREEMENT" or "OPTION AGREEMENT" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which a Stock Option is granted to a Participant.

         "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company.

         "CAUSE" means, for purposes of whether and when a Participant has incurred a Termination for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or if there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause", then Cause means, unless otherwise defined in the Option Agreement with respect to the corresponding Stock Option,
(a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or
(b) the Participant's act or act of omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or act of omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct or the omission of conduct which constitutes a material breach of Participant's duty of loyalty to the Company or an Affiliate.

         "CODE" or "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

         "COMMISSION" means the Securities and Exchange Commission or any successor agency.

         "COMMITTEE" means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board of Directors to administer the Plan, as further described in the Plan.

         "COMMON STOCK" means the shares of the Common Stock, $0.001 par value, of the Company whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

         "COMPANY" means Blue Rhino Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company are exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         "DISABILITY" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability will not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability will be made by the Committee. The determination of Disability for purposes of this Plan will not be construed to be an admission of disability for any other purpose.

         "EFFECTIVE DATE" means May 18, 1998.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "FAIR MARKET VALUE" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

         (a) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market ("NASDAQ"), the closing price of the Common Stock on the relevant date, as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ, as the case may be;

         (b) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding date for which such quotations are reported; and

         (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

         "GRANT DATE" means the date that as of which a Stock Option is granted pursuant to the Plan.

         "NON-EMPLOYEE DIRECTORS" has the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

         "NON-QUALIFIED STOCK OPTION" means an Option to purchase Common Stock in the Company granted under the Plan other than an incentive stock option within the meaning of Section 422 of the Code.

         "OPTION PERIOD" means the period during which the Option will be exercisable in accordance with the Option Agreement and Article VI.

         "OPTION PRICE" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

         "PARTICIPANT" means a person who satisfies the eligibility conditions of Article V and to whom a Stock Option has been granted by the Committee under the Plan, and if a Representative is appointed for a Participant, then the term "PARTICIPANT" means such appointed Representative, successor Representative, or spouse as the case may be. The term also includes a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3.

         "PLAN" means the Blue Rhino Corporation 1998 Stock Incentive Plan, as herein set forth and as may be amended from time to time.

         "REPRESENTATIVE" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death.

         "RETIREMENT" means the Participant's Termination after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

         "RULE 16B-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "STOCK OPTION" means a Non-Qualified Stock Option granted under this Plan.

         "TERMINATION" means the occurrence of any act or event, whether pursuant to an employment agreement, consulting agreement, advisory agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, employee, consultant or advisor of the Company or of any Affiliate, or to be an officer, employee, consultant or advisor of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, removal, resignation, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee of the Company or an Affiliate, the Option Agreement will establish what act or event will constitute a Termination for purposes of the Plan. A Termination will occur for an employee who is employed by an Affiliate if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or an Affiliate. A Participant who is an employee on the Grant Date will not be deemed to have incurred a Termination if, within thirty (30) days after such individual ceases to be an employee, he or she becomes a consultant or advisor to the Company. Similarly, a Participant who is a consultant or advisor on the Grant Date shall not be deemed to have incurred a Termination if, within thirty (30) days after such individual ceases to be a consultant or advisor, he or she becomes an employee of the Company.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                   ARTICLE III

                                 ADMINISTRATION

         3.1 Committee Structure and Authority. The Plan will be administered by the Committee. After the Company has an effective registration statement under the Securities Act for the Common Stock, the Committee, except as provided herein, will be comprised of such number of Non-Employee Directors (and no other persons) as is required for application of Section 162(m) of the Code and Rule 16b-3. In the absence of appointment of the Committee or a successor committee of the Board, the entire Board of Directors will constitute the Committee. A majority of the Committee will constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, will be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee will not exercise any discretion respecting himself or herself under the Plan. The Board will have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

         Among other things, the Committee will have the authority, subject to the terms of the Plan:

         (a) to select those persons to whom Stock Options may be granted from time to time;

         (b) to determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder; provided, however, that the number of shares of Common Stock which can be awarded in any calendar year to any Participant shall not exceed twenty percent (20%) of the number of shares of Common Stock reserved and available for issuance under this Plan as of the Grant Date, and further provided that the Committee may limit the aggregate number of shares granted to consultants and advisors if required in order to make the registration statement described in Section 4.5 effective or cause the registration statement to remain effective;

         (c) to determine the terms and conditions of any Stock Option granted hereunder (including, without limitation, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Stock Option and the shares of Common Stock relating thereto); provided, however, that no Stock Option may be exercised earlier than one (1) year from the Grant Date;

         (d) to adjust the terms and conditions, at any time or from time to time, of any Stock Option, subject to the limitations of Section 8.1;

         (e) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to the exercise of a Stock Option will be deferred;

         (f) to provide for the forms of Option Agreement to be utilized in connection with the Plan;

         (g) to determine whether a Participant has a Disability or a Retirement;

         (h) to determine what securities law requirements are applicable to the Plan, Stock Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

         (i) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Option Agreement, outstanding Stock Options;

         (j) to require as a condition of the exercise of a Stock Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

         (k) to determine whether and with what effect a Participant has incurred a Termination;

         (l) to determine the restrictions or limitations on the transfer of Common Stock;

         (m) to determine under what circumstances a Stock Option may be transferred during the Participant's lifetime and to impose restrictions on such transfers;

         (n) to determine whether a Stock Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Option Agreement;

         (o) to determine the permissible methods of Stock Option exercise and payment, including cashless exercise arrangements;

         (p) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and to amend or modify any Option Agreement accordingly; and

         (q) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

         The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it may, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any Option Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Stock Options granted at different times.

         Any determination made by the Committee pursuant to the provisions of the Plan will be made in its sole discretion, and in the case of any determination relating to a Stock Option, may be made at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan or an Option Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No determination will be subject to de novo review if challenged in court.

                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

         4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 300,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Release of Shares. If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, if any shares of Common Stock that are subject to any Stock Option are forfeited or if any Stock Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, such shares, in the discretion of the Committee, may again be available for distribution in connection with Stock Options under the Plan.

         4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of a Stock Option will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company will not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of a Stock Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising a Stock Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares will not be delivered, but will be rounded to the next lower whole number of shares.

         4.4 Stockholder Rights. No person will have any rights of a stockholder as to shares of Common Stock subject to a Stock Option until, after proper exercise of the Stock Option or other action required, such shares have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Stock Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Option Agreement.

         4.5 Registration of Common Stock Under This Plan. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Stock Options on Commission Form S-8 if and when available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations, and any amendments to such rules and regulations, governing such forms, as soon as the Committee, in its sole discretion, deems such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Stock Option.

         4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee will adjust or substitute, as the case may be, the number of shares of Common Stock available for Stock Options under the Plan, the number of shares of Common Stock covered by outstanding Stock Options, the exercise price per share of outstanding Stock Options, and any other characteristics or terms of the Stock Options as the Committee deems necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as will reasonably be determined by the Committee.

         In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (the "Acquisition"), or in the event of a liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding Stock Options: (i) provide that such Stock Options shall be assumed, or substantially equivalent Stock Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised vested Stock Options will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Stock Options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, and (iv) provide that all or any outstanding Stock Options shall become exercisable or realizable in full prior to the effective date of such Acquisition.

                                    ARTICLE V

                                   ELIGIBILITY

         5.1 Eligibility. Except as herein provided, the persons who will be eligible to participate in the Plan and be granted Stock Options will be those persons who are officers, employees, consultants or advisors of the Company or any Affiliate, who are in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Distributors of the Company and directors of the Company and its affiliates who are not employees of the Company or its affiliates are not eligible to participate in this Plan. Notwithstanding the foregoing, a consultant or advisor shall not be eligible to receive a grant of Stock Options under this Plan with respect to providing services directly or indirectly which promote or maintain a market for the Company's or any Affiliate's securities. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Stock Options and determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Stock Option, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Company and its Affiliates, the value of the individual's service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in the Plan.

                                   ARTICLE VI

                             GRANT OF STOCK OPTIONS

         6.1 General. The Committee will have authority to grant Options under the Plan at any time or from time to time. Stock Options granted under this Plan shall be Non-Qualified Stock Options. An Option will entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Option Agreement (the terms and provisions of which may differ from other Option Agreements) including without limitation, payment of the Option Price.

         6.2 Grant and Exercise. The grant of a Stock Option will occur as of the date the Committee determines. Each Option granted under this Plan will be evidenced by an Option Agreement, in a form approved by the Committee, which will embody the terms and conditions of such Option and which will be subject to the express terms and conditions set forth in the

Plan. Such Option Agreement will become effective upon execution by the Participant. No Stock Options shall be granted under this Plan after the tenth anniversary of the Effective Date of this Plan.

         6.3 Terms and Conditions. Stock Options will be subject to such terms and conditions as will be determined by the Committee, including the following:

                  (a) Option Period. The Option Period of each Stock Option will be fixed by the Committee; provided that no Stock Option will be exercisable more than 10 years after the Grant Date.

                  (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option will not be less than the Fair Market Value per share on the Grant Date.

                  (c) Exercisability. Stock Options will vest and be exercisable at such time or times and subject to such terms and conditions as will be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                  (d)      Method of Exercise. Subject to the provisions of this
         Article VI, a Participant may exercise vested Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice will be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iii) by the delivery of cash by a broker-dealer to whom the Participant has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. No shares of Common Stock will be issued until full payment therefor has been made.

                  (e) Transferability of Options. The Committee, in its sole discretion, may permit Stock Options to be transferred during the Participant's lifetime, subject to such conditions and limitations as the Committee deems reasonable and proper, including transfers pursuant to a domestic relations order which would be a "qualified domestic relations order" as defined in Section 414(p) of the Code.

         6.4 Termination by Reason of Death. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to death, any unexpired and unexercised Stock Option held by such Participant will thereafter be fully exercisable for a period of 90 days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

         6.5 Termination by Reason of Disability. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to a Disability, any unexpired and unexercised Stock Option held by such Participant will thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such Termination or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination due to Disability will not affect the foregoing.

         6.6 Other Termination. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to Retirement, or the Termination is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant will thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of (a) the 90-day period commencing with the date of such Termination, or (b) until the expiration of the Option Period. If the Participant incurs a Termination which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option will terminate immediately. The death or Disability of a Participant after a Termination otherwise provided herein will not extend the time permitted to exercise an Option.

         6.7 Cashing Out of Option. Unless otherwise provided in the Option Agreement, on receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

                                   ARTICLE VII

             PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

         7.1 Transfer of Shares. Subject to the restriction in any Option Agreement or any other transfer restriction contained in any agreement between a Participant and the Company, a Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of a Stock Option. Any transfer of shares received pursuant to the exercise of a Stock Option will not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting Common Stock under the Option Agreement.

         7.2 Limited Transfer During Offering. If there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock are offered for sale in an underwritten offering, a Participant may not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of a Stock Option.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Amendments and Termination . The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation may be made which would impair the rights of a Participant under a Stock Option theretofore granted without the Participant's consent except such an amendment made to cause the Plan to qualify for an exemption provided by the Exchange Act, registration provisions of the Securities Act, or the rules promulgated thereunder. In addition, no such amendment may be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

         The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment may impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Stock Option to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option Prices but no such substitution may be made which would impair the rights of the Participant under such Stock Options theretofore granted without the Participant's consent.

         Subject to the above provisions, the Board will have authority to amend the Plan to take into account changes in law and tax, accounting and securities rules, as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

         8.2      General Provisions.

                  (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  (b) No Additional Obligation. Nothing in the Plan will prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

                  (c) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Stock Option, the Participant will pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such Stock Option or exercise thereof. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Stock Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan, will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

                  (d) Representation. The Committee will establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

                  (e) Controlling Law. The Plan and all Stock Options made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law) except to the extent the General Corporation Law of the State of Delaware would be mandatorily applicable. The Plan will be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

                  (f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Option Agreement to be transferred to the Participant, and no shares of Common Stock or other thing of value under this Plan or an Option Agreement will be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

         8.3 Rights with Respect to Continuance of Employment. Nothing in this Plan will be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing in this Plan will be construed to constitute a contract of employment or engagement between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate will have no obligation to retain the Participant in its employ or service as a result of this Plan. There will be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service engagement as it existed prior to the individual becoming a Participant in this Plan.

         8.4 Stock Options in Substitution for Stock Options Granted by Other Corporations. Stock Options may be granted under the Plan from time to time in substitution for Stock Options held by employees, or service providers of other corporations who are about to become officers, employees, consultants or advisors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Stock Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Stock Options in substitution for which they are granted.

         8.5 Delay. If at the time a Participant incurs a Termination (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Option Agreement to the extent necessary to avoid the imposition of liability will be suspended and delayed during the period the Participant would be subject to such liability, but not more than six months and one day and not to exceed the Option Period as provided in the Option Agreement. The Company will have the right to suspend or delay any time period described in the Plan or an Option Agreement if the Committee determines that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee will have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee determines that Rule 16b-3 does not apply to the Plan.

         8.6 Headings. The headings in this Plan are for reference purposes only and will not affect the meaning or interpretation of this Plan.

         8.7 Severability. If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.

         8.8 Successors and Assigns. This Plan will inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, will be binding upon the Participant's heirs, legal representatives and successors.

Adopted by the Board of Directors on November 18, 1998.

Approved by the written consent of the Shareholders of the Company in April, 1998.

                        2000 DECLARATION OF AMENDMENT TO
                             BLUE RHINO CORPORATION
                            1998 STOCK INCENTIVE PLAN

         THIS 2000 DECLARATION OF AMENDMENT, is made this 19th day of December, 2000, by BLUE RHINO CORPORATION (the "Corporation"), to the Corporation's 1998 Stock Incentive Plan (the "1998 Plan").

                                   RECITALS:

         WHEREAS, the Corporation has adopted, and the stockholders have approved, the 1998 Plan; and

         WHEREAS, pursuant to Section 8.1 of the 1998 Plan, the Board of Directors has authority to amend the 1998 Plan, subject to stockholder approval in certain circumstances; and

         WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the 1998 Plan to increase the number of shares authorized for issuance under the 1998 Plan from 1,200,000 shares to 2,200,000 shares and to impose an annual participant award limitation in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), subject to the approval of the stockholders of the Corporation of such amendments; and

         WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment;

         NOW, THEREFORE, IT IS DECLARED that, effective as of December 19, 2000, the 1998 Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendments):

         1. Amendment to Section 4.1. Section 4.1 ("Number of Shares") of the 1998 Plan is hereby amended by deleting the first sentence of Section 4.1 and inserting the following in lieu thereof:

                           "4.1     Number of Shares. Subject to the
                  adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 2,200,000 shares of Common Stock." In addition, to the extent required pursuant to Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares of Common Stock (or the equivalent value thereof based on the fair market value of the Common Stock at the time of grant) during any 12-month period, subject to adjustment as provided in Section 4.6. "

         2. Amendment to Section 3.1(b) ("Committee Structure and Authority). Section 3.1(b) of the 1998 Plan is hereby amended by deleting the following, with the remainder of Section 3.1(b) to remain unchanged:

                  "provided, however, that the number of shares of Common Stock which can be awarded in any calendar year to any Participant shall not exceed twenty percent (20%) of the number of shares of Common Stock reserved and available for issuance under this Plan as of the Grant Date; "

         3. Continued Effect. Except as set forth herein, the 1998 Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

                                 BLUE RHINO CORPORATION



                                 By:   /s/ Billy D. Prim
                                    -------------------------------------------
                                       Billy D. Prim, President and
                                       Chief Executive Officer

ATTEST:



/s/ Mark Castaneda
----------------------------------
Mark Castaneda, Secretary

[Corporate Seal]

                        2001 DECLARATION OF AMENDMENT TO
                             BLUE RHINO CORPORATION
                            1998 STOCK INCENTIVE PLAN


         THIS 2001 DECLARATION OF AMENDMENT, is made this 30th day of August, 2001, by BLUE RHINO CORPORATION (the "Corporation"), to the Corporation's 1998 Stock Incentive Plan (the "1998 Plan").

                                   RECITALS:

         WHEREAS, the Corporation has adopted, and the stockholders have approved, the 1998 Plan; and

         WHEREAS, pursuant to Section 8.1 of the 1998 Plan, the Board of Directors has authority to amend the 1998 Plan, subject to stockholder approval in certain circumstances; and

         WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the 1998 Plan to increase the number of shares authorized for issuance under the 1998 Plan from 2,200,000 shares to 3,200,000 shares, subject to the approval of the stockholders of the Corporation of such amendments; and

         WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment;

         NOW, THEREFORE, IT IS DECLARED that, effective as of December 18, 2001, the 1998 Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendment):

         1. Amendment to Section 4.1. Section 4.1 ("Number of Shares") of the 1998 Plan is hereby amended by deleting the first sentence of Section 4.1 and inserting the following in lieu thereof:

                           "4.1 Number of Shares. Subject to the
                  adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 3,200,000 shares of Common Stock. In addition, to the extent required pursuant to Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares of Common Stock (or the equivalent value thereof based on the fair market value of the Common Stock at the time of grant) during any 12-month period, subject to adjustment as provided in Section 4.6."

         2. Continued Effect. Except as set forth herein, the 1998 Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

                                  BLUE RHINO CORPORATION



                                  By:   /s/ Billy D. Prim
                                     -----------------------------------------
                                        Billy D. Prim, President and
                                        Chief Executive Officer


ATTEST:



/s/ Mark Castaneda
--------------------------
Mark Castaneda, Secretary

[Corporate Seal]

                                      PROXY
                             BLUE RHINO CORPORATION
                            104 Cambridge Plaza Drive
                             Winston-Salem, NC 27104


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Blue Rhino Corporation (the "Corporation") hereby appoints Billy Prim and Mark Castaneda, or either of them, with full power to act alone, the true and lawful attorneys-in-fact ("Proxies") of the undersigned, with full power of substitution and revocation, and hereby authorizes him or them to represent and to vote, as designated below, all the shares of Common Stock and/or Series A Convertible Preferred Stock of the Corporation held on record by the undersigned on October 31, 2001, at the Annual Meeting of Stockholders to be held on December 18, 2001 or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

                             BLUE RHINO CORPORATION


PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS Nominees: Billy D. Prim and Andrew J. Filipowski (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE FOLLOWING SPACE.)



-------------------------------------------------------------------------------
     FOR ALL NOMINEES LISTED                         WITHHOLD
      (EXCEPT AS MARKED TO                       AUTHORITY TO VOTE
       THE CONTRARY ABOVE)                       FOR ALL NOMINEES
               [ ]                                     [ ]

2.       PROPOSAL TO APPROVE THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN:

               FOR                AGAINST             ABSTAIN
               [ ]                  [ ]                 [ ]

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2002:

               FOR                AGAINST             ABSTAIN
               [ ]                  [ ]                 [ ]

THIS PROXY, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR NAMED HEREIN AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. At the present time, the Board of Directors knows of no other business to be presented at the meeting.


Dated:                                                                    , 2001
      --------------------------------------------------------------------
Signature
         ----------------------------------------------------------------------
Signature if held jointly
                         ------------------------------------------------------

Please sign exactly as your name appears above. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.